UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2016 (April 22, 2016)

QUORUM HEALTH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-37550	47-4725208
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4000 Meridian Boulevard

Franklin, Tennessee 37067

(Address of principal executive offices)

Registrant’s telephone number, including area code: (615) 465-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The Indenture

On April 22, 2016, Quorum Health Corporation (the “Company”) issued $400,000,000 aggregate principal amount of 11.625% Senior Notes due 2023 (the “Notes”) pursuant to an indenture, dated as of April 22, 2016, by and between the Company and Regions Bank, as trustee (the “Indenture”).

The gross offering proceeds were deposited into a segregated escrow account, together with (i) an amount of cash sufficient (along with the gross offering proceeds) to fund a special mandatory redemption of the Notes on May 31, 2016 and (ii) an amount of cash equal to five days of interest accrued on the Notes, to be released (the “Escrow Release”) to the Company upon, among other things, the substantially concurrent completion of the spin-off of the Company from its parent, Community Health Systems, Inc., which is expected to take place on April 29, 2016. In addition, on a monthly basis, the Company is required to deposit into the escrow account (unless the Escrow Release has occurred) an amount of cash equal to the amount of interest that will accrue on the Notes from (and including) the first day of the following month through (and including) the last day of such following month.

If by July 31, 2016, the Spin-Off (as defined in the Indenture) is not consummated, the Company will be required to redeem the Notes three business days thereafter at a redemption price equal to 100% of the aggregate issue price of the Notes, together with accrued but unpaid interest to, but not including, the redemption date. The Notes may also be redeemed, in whole, but not in part, at any time prior to July 31, 2016, if the Company notifies the escrow agent that it will not pursue the Spin-Off.

The Notes are senior unsecured obligations of the Company and will be, following the Escrow Release, guaranteed on a senior basis by certain of the Company’s subsidiaries (the “Guarantors”). The Notes mature on April 15, 2023, and bear interest at a rate of 11.625% per annum, payable semi-annually in arrears in cash on April 15 and October 15 of each year, beginning on October 15, 2016. The Company is entitled to redeem some or all of the Notes at any time on or after April 15, 2019 at the redemption prices set forth in the Indenture. In addition, prior to April 15, 2019, the Company may redeem some or all of the Notes at a price equal to 100% of the principal amount thereof, plus accrued and unpaid interest, if any, plus a “make whole” premium, as set forth in the Indenture. The Company is entitled to redeem up to 35% of the aggregate principal amount of the Notes until April 15, 2019 with the net proceeds from certain equity offerings at the redemption price set forth in the Indenture. The Indenture also contains covenants that, among other things, subject to various qualifications and exceptions, limit the ability of the Company, and certain of its subsidiaries to: incur or guarantee additional indebtedness; pay dividends or make other restricted payments; make certain investments; create or incur certain liens; sell assets and subsidiary stock; transfer all or substantially all of their assets or enter into merger or consolidation transactions; and enter into transactions with affiliates. The foregoing summary of the Indenture is not complete and is qualified in its entirety by reference to such document. A copy of the Indenture is attached to this Current Report on Form 8-K as Exhibit 4.1 and incorporated herein by reference.

The Registration Rights Agreement

On April 22, 2016, in connection with the issuance of the Notes, the Company and Credit Suisse Securities (USA) LLC, as representative of the initial purchasers of the Notes, entered into a Registration Rights Agreement (the “Registration Rights Agreement”). Each Guarantor will enter into a joinder to the Registration Rights Agreement prior to the Escrow Release. The terms of the Registration Rights Agreement require the Company file with the Securities and Exchange Commission a registration statement with respect to an offer to exchange the Notes for a new issue of debt securities registered under the Securities Act of 1933, as amended (the “Exchange Offer”), with terms identical to those of the Notes

(except for provisions relating to the transfer restrictions and payment of additional interest) and cause the Exchange Offer to be completed within 365 days following the closing of the issuance of the Notes, (ii) keep the Exchange Offer open for at least 30 business days (or longer if required by applicable law) and (iii) in certain circumstances, file a shelf registration statement for the resale of the Notes by some or all of the holders thereof, in lieu of an exchange offer to such holders. If the Company and the Guarantors fail to satisfy their registration obligations under the Registration Rights Agreement, then the Company will be required to pay additional interest to the holders of Notes the transfer of which remains restricted, at a rate of 0.25% per annum for the first 90 day period after such date in respect of which the registration default continues, which rate of additional interest will be increased by an additional 0.25% per annum for each subsequent 90 day period that thereafter elapses in which the registration default continues; provided, however, that the aggregate increase in such annual interest rate may in no event exceed 1.0% per annum. The foregoing summary of the Registration Rights Agreement is not complete and is qualified in its entirety by reference to such agreement. The Registration Rights Agreement is attached to this Current Report on Form 8-K as Exhibit 4.2 and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

4.1	Indenture, dated as of April 22, 2016, by and between Quorum Health Corporation and Regions Bank, as trustee.

4.2	Registration Rights Agreement, dated as of April 22, 2016, by and between Quorum Health Corporation and Credit Suisse Securities (USA) LLC, as representative of the initial purchasers.

4.3	Form of 11.625% Senior Notes due 2023 (incorporated by reference to Exhibit A to Exhibit 4.1 hereof).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUORUM HEALTH CORPORATION

Date: April 22, 2016	By:	/s/ R. Harold McCard, Jr.

Name:	R. Harold McCard, Jr.
Title:	Senior Vice President, General Counsel and Assistant Secretary

Exhibit Index

4.1	Indenture, dated as of April 22, 2016, by and between Quorum Health Corporation and Regions Bank, as trustee.

4.2	Registration Rights Agreement, dated as of April 22, 2016, by and between Quorum Health Corporation and Credit Suisse Securities (USA) LLC, as representative of the initial purchasers.

4.3	Form of 11.625% Senior Notes due 2023 (incorporated by reference to Exhibit A to Exhibit 4.1 hereof).